     As filed with the Securities and Exchange Commission on April 3, 2000


                                                   Registration No. 333 -
================================================================================

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 -------------

                              BARGO ENERGY COMPANY
                          (Exact name of registrant as
                            specified in its charter)
                 TEXAS                                  87-0239185
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

                 700 LOUISIANA, SUITE 3700, HOUSTON, TEXAS 77002
               (Address of Principal Executive Offices) (Zip Code)

                          FUTURE PETROLEUM CORPORATION
                          1993 EMPLOYEE INCENTIVE PLAN
                            (Full title of the plan)

                                   TIM J. GOFF
                 700 LOUISIANA, SUITE 3700, HOUSTON, TEXAS 77002
                     (Name and address of agent for service)

                                 (713) 236-9792
         (Telephone number, including area code, of agent for service)

                                 -------------

                                    Copy to:

                              Haynes and Boone, LLP
                           1000 Louisiana, Suite 4300
                              Houston, Texas 77002
                            Attn: George G. Young III
                                 (713) 547-2081

                         CALCULATION OF REGISTRATION FEE

===================================================================================================

    Title of                  Amount         Proposed maxi-        Proposed maxi-        Amount of
 securities to be             to be           mum offering         mum aggregate       registration
    registered              registered       price per share       offering price          fee
---------------------------------------------------------------------------------------------------
Common Stock, par value
    $0.01 per share(1)       660,000           $0.75(2)              $267,663(2)          $71(2)
---------------------------------------------------------------------------------------------------

    (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Future Petroleum Corporation 1993 Employee Incentive Plan described herein.
    (2) Pursuant to Rule 457(h), the offering price and registration fee is computed upon the basis of the price at which the options may be exercised.
================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1. PLAN INFORMATION.*

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL
        INFORMATION.*

        *Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to our employees, officers and directors participating in the Future Petroleum Corporation 1993 Employee Incentive Plan as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act").


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        The following documents filed by us with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, are incorporated herein by reference:

        o Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

        o Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2000.

        o The description of our common stock contained in our Registration Statement on Form 10, filed with the Securities and Exchange Commission on January 31, 1978, including any future amendment or report filed for the purpose of updating such description.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered under the plan have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

        Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION  OF DIRECTORS AND OFFICERS.

        Article 2.02-1 of the Texas Business Corporation Act provides that any director or officer of a Texas corporation may be indemnified against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses actually incurred by him in connection with or in defending any action, suit or proceeding in which he was, is, or is threatened to be made a named defendant or respondent by reason of his position as director or officer, provided that he conducted himself in good faith and reasonably believed that, in the case of conduct in his official capacity as a director or officer of the corporation, such conduct was in the corporation's best interests; and, in all other cases, that such conduct was at least not opposed to the corporation's best interests. In the case of any criminal proceeding, a director or officer may be indemnified only if he had no reasonable cause to believe his conduct was unlawful. If a director or officer is found liable to the corporation, or is found liable on the basis that he received an improper personal benefit, indemnification is limited to the reimbursement of reasonable expenses actually incurred. No indemnification is available if the officer or director is found liable for willful or intentional misconduct in the performance of his duty to the corporation. If a director or officer is wholly successful, on the merits or otherwise, in connection with such a proceeding, such indemnification is mandatory.

        Our certificate of incorporation and bylaws allows us to indemnify each of our directors and our officers to the fullest extent permitted by applicable law.

        We have purchased directors and officers liability insurance which insures, among other things,

        o our officers and directors from any claim arising out of an alleged wrongful act by such persons while acting as directors and officers; and

        o us to the extent that we have indemnified the directors and officers for such loss.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

  EXHIBIT                                         INCORPORATED HEREIN                FILED
  NUMBER          DESCRIPTION                       BY REFERENCE TO                 HEREWITH
  ------          -----------                     -------------------               --------
    4.1      Articles of Incorporation          Incorporated by reference
             of Bargo Energy Company            from the Company's current
                                                report on Form 8-K filed with
                                                the Securities and Exchange
                                                Commission on April 29, 1999
                                                (File No. 000-86-0)

    4.2      Bylaws of Bargo Energy Company     Incorporated by reference
                                                from the Company's current
                                                report on Form 8-K filed with
                                                the Securities and Exchange
                                                Commission on April 29, 1999
                                                (File No. 000-86-0)

  EXHIBIT                                      INCORPORATED HEREIN                FILED
  NUMBER          DESCRIPTION                    BY REFERENCE TO                HEREWITH
  ------          -----------                    ---------------                --------
    4.3      Specimen Stock Certificate         Incorporated by reference
                                                from the Company's Form S-8
                                                filed with the Securities and
                                                Exchange Commission on
                                                December 7, 1999
                                                (File No. 333-92203)

    5.1      Opinion of Haynes and Boone, LLP                                         X

   15        Letter re unaudited interim
             financial information*

   23.1      Consent of                                                               X
             PricewaterhouseCoopers, LLP

   23.2      Consent of Haynes and Boone, LLP                                   Included as
                                                                                part of
                                                                                Exhibit 5.1

   23.3      Consent of T.J. Smith & Co., Inc.                                        X

   24        Power of Attorney                                                  Signature
                                                                                Page to this
                                                                                Registration
                                                                                Statement

   99        1993 Employee Incentive Plan       Incorporated by reference
                                                from Exhibit 10.3 to the
                                                Company's annual report on
                                                Form 10-K filed with the
                                                Securities and Exchange
                                                Commission on May 20, 1994
                                                (File No. 0-8609)

------------------
*  Not applicable

ITEM 9.    UNDERTAKINGS.

        (a)We hereby undertake that we will:

           (1) File, during any period in which we offer or sell securities, a post-effective amendment to this Registration Statement to:

               (i) Include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) Reflect in the prospectus any facts or events which,
                    individually or together, represent a fundamental change in the information in the Registration Statement; and, notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the

                    Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

               (iii)Include any additional or changed material information on the plan of distribution;

               Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required in a post-effective amendment is incorporated by reference from periodic reports filed with the Securities sand Exchange Commission by us under the Exchange Act.

           (2) For determining liability under the Securities Act, treat each such post-effective amendment as a new registration statement of the securities offered, and the offering of the securities at that time to be the initial bona fide offering.

           (3) File a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

        (h)Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions referred to in Item 6, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of ours in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 8, 2000.

                                   BARGO ENERGY COMPANY
                                   (Registrant)



                                   By: /s/ Tim J. Goff
                                       -----------------------------------------
                                       Tim J. Goff,  Chairman of the Board and
                                       Chief Executive Officer
                                       (principal executive officer)

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Tim J. Goff and Jonathan M. Clarkson, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                               TITLE                                    DATE
---------                               -----                                    ----
/s/ Tim J. Goff                Chairman of the Board                         March 8, 2000
-----------------------------  and Chief Executive Officer
Tim J. Goff                    (principal executive officer)

/s/ Jonathan M. Clarkson       President and Chief Operating Officer         March 8, 2000
-----------------------------  (principal financial officer)
Jonathan M. Clarkson

/s/ Kimberly G. Seekely        Vice President and Treasurer                  March 8, 2000
-----------------------------  (principal accounting officer)
Kimberly G. Seekely

/s/ Thomas D. Barrow           Director                                      March 8, 2000
-----------------------------
Thomas D. Barrow

/s/ D. Martin Phillips         Director                                      March 8, 2000
-----------------------------
D. Martin Phillips

/s/ Gary R. Petersen           Director                                      March 8, 2000
-----------------------------
Gary R. Petersen

/s/ Daniel M. Weingeist        Director                                      March 8, 2000
-----------------------------
Daniel M. Weingeist

/s/ J. Travis Hain             Director                                      March 8, 2000
-----------------------------
J. Travis Hain

                               Director                                      March 8, 2000
-----------------------------
Brian D. Young

/s/ V. Frank Pottow            Director                                      March 8, 2000
-----------------------------
V. Frank Pottow

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Bargo Energy Company has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on March 8, 2000.


                               FUTURE PETROLEUM CORPORATION
                               1993 EMPLOYEE INCENTIVE PLAN

                               By: Bargo Energy Company Plan Administrator



                               By: /s/ Tim J. Goff
                                  ----------------------------------------------
                                   Tim J. Goff, Chairman of the Board and
                                   Chief Executive Officer

                                  EXHIBIT INDEX


  EXHIBIT                                           INCORPORATED HEREIN               FILED
  NUMBER            DESCRIPTION                       BY REFERENCE TO                HEREWITH
  ------     -------------------------          -----------------------------        --------
    4.1      Articles of Incorporation          Incorporated by reference
             of Bargo Energy Company            from the Company's current
                                                report on Form 8-K filed with
                                                the Securities and Exchange
                                                Commission on April 29, 1999
                                                (File No. 000-86-0)

    4.2      Bylaws of Bargo Energy Company     Incorporated by reference
                                                from the Company's current
                                                report on Form 8-K filed with
                                                the Securities and Exchange
                                                Commission on April 29, 1999
                                                (File No. 000-86-0)

    4.3      Specimen Stock Certificate         Incorporated by reference
                                                from the
                                                Company's Form S-8 filed with
                                                the Securities and Exchange
                                                Commission on December 7, 1999
                                                (File No. 333-92203)

    5.1      Opinion of Haynes and Boone, LLP                                            X

   15        Letter re unaudited interim
             financial information*

   23.1      Consent of                                                                  X
             PricewaterhouseCoopers, LLP

   23.2      Consent of Haynes and Boone, LLP                                        Included as
                                                                                     part of
                                                                                     Exhibit 5.1

   23.3      Consent of T.J. Smith & Co., Inc.                                           X

   24        Power of Attorney                                                       Signature
                                                                                     Page to this
                                                                                     Registration
                                                                                     Statement

   99        1993 Employee Incentive Plan       Incorporated by reference
                                                from Exhibit 10.3 to the
                                                Company's annual report on
                                                Form 10-K filed with  the
                                                Securities and Exchange
                                                Commission on May 20, 1994
                                                (File No. 0-8609)

-----------------
*  Not applicable